EXCHANGE PLACE ADVISORS TRUST

NORTH SQUARE SMALL CAP VALUE FUND

Investor Class: DRSVX

Class I: DRISX

(the “Fund”)

Supplement dated June 20, 2025, to the Fund’s

Prospectus dated April 7, 2025, as supplemented

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Under the “DIVIDENDS AND DISTRIBUTIONS” section of the Prospectus, the first paragraph is deleted and replaced with the following:

The Fund will make distributions of net investment income annually and net capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Please retain this Supplement for future reference.